UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2013

DDR Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2013, the Board of Directors (the “Board”) of DDR Corp. (the “Company”) approved the restatement of its Articles of Incorporation and the amendment and restatement of its Code of Regulations, as described below.

The Company restated its Articles of Incorporation by filing its Third Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Ohio on September 13, 2013. The Amended and Restated Articles consolidate all amendments previously filed with the Ohio Secretary of State, inclusive of the Amendment to the Second Amended and Restated Articles of Incorporation filed May 8, 2009 through Amendment No. 6 to the Second Amended and Restated Articles of Incorporation filed May 15, 2013.

The Board also adopted an Amended and Restated Code of Regulations of the Company (the “Amended and Restated Code”). The Amended and Restated Code includes the following principal changes from the Company’s Amended and Restated Code of Regulations previously in effect:

•	reflects the current name of the Company;

•	includes gender-neutral language;

•	expressly authorizes the creation of standing or special subcommittees, in addition to standing or special committees;

•	clarifies the duties and powers of the chief executive officer and president if such offices are not held by the same person and makes various conforming changes;

•	provides that (i) except as expressly required by law, the Amended and Restated Articles or other provisions of the Amended and Restated Code, at any meetings of shareholders at which a quorum is present, a majority of votes cast, whether in person or by proxy, on any matter properly brought before such meeting will be the act of the shareholders and (ii) an abstention shall not represent a vote cast; and

•	deletes inapplicable provisions expressly related to transactions with certain affiliates at the time of the Company’s initial public offering, as such entities are no longer affiliates of the Company.

The Amended and Restated Articles and the Amended and Restated Code are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Articles of Incorporation of the Company

3.2	Amended and Restated Code of Regulations of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ David E. Weiss
	Name:	David E. Weiss
	Title:	Executive Vice President, General Counsel and Secretary

Date: September 13, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amended and Restated Articles of Incorporation of DDR Corp.

3.2	Amended and Restated Code of Regulations of DDR Corp.